Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Templeton Global Income Fund

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TEMPLETON GLOBAL INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for May 7, 2021, at 12 Noon, Eastern time.

THIS MEETING IS VERY IMPORTANT BECAUSE AN ACTIVIST HEDGE FUND HAS TAKEN A POSITION IN THE FUND AND ANNOUNCED ITS INTENTION TO ELECT FOUR NEW NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND (THE "BOARD") AT THE MEETING. THE ACTIVIST HEDGE FUND HAS ALSO INDICATED ITS PLAN TO PRESENT A SELF-SERVING PROPOSAL AT THE MEETING, WHICH SEEKS TO SIGNIFICANTLY DIMINISH THE FUND FOR LONG-TERM SHAREHOLDERS. FOR THAT REASON, WE ARE ASKING YOU TO VOTE FOR YOUR FUND'S NOMINEES, EACH OF WHOM IS A CURRENT TRUSTEE OF THE FUND (PROPOSAL 1), AND AGAINST THE SHAREHOLDER PROPOSAL WHICH IS EXPECTED TO BE PRESENTED BY THE ACTIVIST HEDGE FUND (PROPOSAL 3).

The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Income Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the WHITE proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the WHITE proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. YOUR FUND NEEDS ALL OF ITS SHAREHOLDERS TO VOTE BY RETURNING THE WHITE PROXY CARD – NOT VOTING HELPS THE ACTIVIST HEDGE FUND.

PLEASE DO NOT SEND BACK THE [    ] PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE ACTIVIST HEDGE FUND'S NOMINEES OR TO VOTE AGAINST THEIR PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES. IF YOU HAVE ALREADY RETURNED THE ACTIVIST HEDGE FUND'S [    ] PROXY CARD, YOU CAN STILL SUPPORT YOUR BOARD AND THE FUND BY RETURNING THE ENCLOSED WHITE PROXY CARD.  ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).   Additionally, while we anticipate that the Meeting will occur as planned on May 7, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

TEMPLETON GLOBAL INCOME FUND

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Global Income Fund (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 7, 2021, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.            The election of four Trustees of the Fund to hold office for the terms specified.

2.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021.

3.            If properly presented, a shareholder proposal.

4.            Such other matters as may properly come before the Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT, ESPECIALLY IN LIGHT OF THE ACTIVIST HEDGE FUND'S NOMINEES AND SHAREHOLDER PROPOSAL, BOTH OF WHICH ARE UNANIMOUSLY OPPOSED BY YOUR BOARD. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Fund's nominees (Proposal 1), FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund (Proposal 2), and AGAINST the shareholder proposal (Proposal 3), and by promptly completing, signing, dating, and returning the enclosed WHITE proxy card in the self-addressed envelope.

PLEASE DO NOT SEND BACK THE [    ] PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE NOMINEES OR TO VOTE AGAINST THEIR SHAREHOLDER PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

March [  ], 2021

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2021

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/gim2021.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

TEMPLETON GLOBAL INCOME FUND

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Global Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on February 5, 2021, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about March [  ], 2021.

On what issues am I being asked to vote?

You are being asked to vote on three Proposals on the enclosed WHITE proxy card:

1.            The election of four Trustees of the Fund;

2.            The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021; and

3.            If properly presented, a shareholder proposal.

The activist hedge fund may send you a [    ] proxy card and ask you to vote on their four nominees and their shareholder proposal. PLEASE DO NOT SEND BACK THE [    ] PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST HEDGE FUND, EVEN TO WITHHOLD VOTES ON THE NOMINEES OR TO VOTE AGAINST THEIR PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of the Fund’s four nominees for Trustee, FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021, and AGAINST the shareholder proposal.

Who are the Fund's Nominees (Proposal 1)?

The Fund's nominees are Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade, each of whom, as described more fully below, has significant experience managing the Fund and other Franklin Templeton Investments open-end and closed-end funds.

The Fund's nominees, together with other Trustees on the Board, are focused on honoring their fiduciary obligations and creating sustainable value for all shareholders by achieving the Fund's goal of providing investors with high, current income, with a secondary goal of capital appreciation. Under their leadership, the Fund has delivered on its mandate to deliver high current income. In fact, your Fund has consistently paid monthly distributions since its inception in 1988 and has additionally paid additional capital gain distributions to investors in some years. Moreover, the Board continues to address the Fund's performance, and in particular, its current discount to net asset value ("NAV"). Your Board is taking these steps in a way that ensures that your Fund operates in a responsible manner to protect and advance the interests of all shareholders, and not just a select few whose interests are in direct contrast to the Fund's long-term objectives.

In contrast, the dissident nominees are unfamiliar with the Fund and have been handpicked and nominated by the same activist hedge fund that has put forth Proposal 3, which seeks to force the Fund to conduct repeated tender offers, which may diminish the ability of the Fund to operate as a closed-end fund – the same structure that enables this Fund to execute the unique strategy for which you purchased it. We believe that this proposal, while it may advance the short-term goals of the activist hedge fund that proposed it, is not in the best interests of all of the Fund's shareholders, as more fully outlined in this proxy statement.

The Fund's nominees and the rest of the Board believe that it is in the best interests of Fund shareholders to keep the Fund as a closed-end fund because the Fund's current structure provides benefits to ALL shareholders and not a select few who are looking to profit by causing disruption to the detriment and at the expense of other existing investors. Conversely, the Board feels strongly that Proposal 3, if adopted, would seriously jeopardize shareholders' investment in the Fund, both in the short term and in the long term, because it would significantly diminish Fund assets and possibly result in the Fund's termination. For those reasons, we urge you to vote FOR your Fund's nominees, and not the dissident nominees, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Why do the Fund's Trustees recommend that I vote against the Shareholder Proposal (Proposal 3)?

Your Board unanimously opposes the Shareholder Proposal because the Board believes it is not in any way beneficial to the Fund’s long-term shareholders. The activist shareholder that has indicated that it intends to present the Shareholder Proposal historically has sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for its own profit and that of its private hedge fund clients, even where such actions are egregiously harmful to the interests of other long-term closed-end fund shareholders. In addition, the Board believes that the (1) the Shareholder Proposal could cause the Fund to repeatedly lose assets to the point where it may no longer be able to operate as a closed-end fund investment, or at all, and (2) the Shareholder Proposal is unlawful under the Fund’s governing instruments and applicable Delaware law.

Accordingly, and as described more fully below, the Fund's Trustees unanimously recommend that you vote AGAINST the Shareholder Proposal.

What should I do with other proxy cards I receive?

We urge you to vote the Fund's WHITE proxy card and discard the [    ] proxy card you may receive from the activist hedge fund.  If you have already sent back the [    ] proxy card, you can still change your vote – by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the [    ] proxy card you previously completed.  If you have already sent in the enclosed WHITE proxy card, please do not send back the [    ] proxy card you may receive from the activist hedge fund, even to withhold votes from the activist hedge fund's nominees because doing so will cancel out your prior vote on the enclosed WHITE proxy card.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed WHITE proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. The Fund's management strongly urges you to return the enclosed WHITE proxy card so that they can count your shares as present at the Meeting. Please do not return the [    ] proxy card you may receive from the activist hedge fund, even if you are withholding votes on the activist hedge fund's nominees and voting against the Shareholder Proposal. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign, date and return the WHITE proxy card, but don't specify a vote on the Proposals, your shares will be voted FOR the election of the Fund's three nominees for Trustee (Proposal 1), FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021 (Proposal 2), and AGAINST the Shareholder Proposal (Proposal 3).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

Returning the activist hedge fund's [    ] proxy card will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on the activist hedge fund's nominees and vote against the Shareholder Proposal on the [    ] proxy card. Therefore, PLEASE DISCARD THE [    ] PROXY CARD FROM THE ACTIVIST HEDGE FUND AND ONLY RETURN THE ENCLOSED WHITE PROXY CARD.

May I attend the Meeting in Person?

Shareholders of record at the close of business on February 5, 2021 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of February 5, 2021 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).   Additionally, while we anticipate that the Meeting will occur as planned on May 7, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S Securities and Exchange Commission (“SEC”) as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

◆ THE PROPOSALS

PROPOSAL 1:    ELECTION OF TRUSTEES

Why should shareholders support the Fund's nominees?

Each of the Fund's nominees, Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade, has experience serving as a Trustee of the Fund and is also on the boards of other open-end and closed-end funds in the Franklin Templeton Investments complex.  Accordingly, these nominees have significant experience managing investment vehicles, including the Fund.  Each of the Fund's nominees also has substantial corporate and/or government professional experience that makes it appropriate for him or her to serve on the Board.

In contrast, the dissident nominees were nominated by Saba Capital Management, L.P. (“Saba”), the same activist hedge fund that has indicated its intention to present the Shareholder Proposal at the Meeting. Historically, Saba has sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for its own profit and that of its private hedge fund clients, even where such actions are damaging to the Fund and other long-term shareholders.

As discussed in Proposal 3 below, your Board believes that the Shareholder Proposal would significantly harm or destroy the Fund's ability to operate as a closed-end fund in the long term. As a result, the Board intends to vigorously contest the election of the activist hedge fund's nominees. We urge you to vote FOR your Fund's nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card. PLEASE DISCARD THE [    ] PROXY CARD FROM THE ACTIVIST HEDGE FUND.

How are nominees selected?

The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will consider diversity among other factors such as experience, education and skill sets, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

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The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who are the nominees and Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Trustees expire: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade. These individuals have been nominated for three-year terms, set to expire at the 2024 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board and deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton fund complex.

Interested Trustees of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 20.6% of its outstanding shares as of December 31, 2020. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton has served as a chief executive officer of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as a board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and thirteen years of experience as Executive Vice President and General Counsel of a major public company; Robert E. Wade has had more than thirty years’ experience as a solo practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton fund complex that they oversee.

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Nominees for Independent Trustee to serve until 2024 Annual Meeting of Shareholders
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	125	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	30

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	30	El Oro Ltd (investments) (2003- 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Independent Trustees serving until 2023 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	125

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	125	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	19	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

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Independent Trustees serving until 2022 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	125

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-May 2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	125

Graham Holdings Company (education and media organization) (2011-present); and formerly, The Southern Company (energy company) (2014-May 2020; previously 2010-2012), Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-September 2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Trustees serving until 2022 Annual Meeting of Shareholders:
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	125	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	136	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

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  *      We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton fund complex beneficially owned by the Trustees as of February 5, 2021:

Independent Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Fund Complex

Harris J. Ashton...

	$1—$10,000	Over $100,000

Ann Torre Bates...

	$10,001—$50,000	Over $100,000

Mary C. Choksi...

	None	Over $100,000

Edith E. Holiday...

	$1—$10,000	Over $100,000

J. Michael Luttig...

	None	Over $100,000

David W. Niemiec......................................................................................................................................................................................................

	None	Over $100,000

Larry D. Thompson....................................................................................................................................................................................................

	$1—$10,000	Over $100,000

Constantine D. Tseretopoulos...................................................................................................................................................................................

	None	Over $100,000

Robert E. Wade...

	None	Over $100,000

Interested Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Fund Complex

Rupert H. Johnson, Jr.................................................................................................................................................................................................

	None	Over $100,000

Gregory E. Johnson....................................................................................................................................................................................................

	None	Over $100,000

(1)             Dollar range based on NYSE closing price on February 5, 2021.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent Trustees constitute the sole independent Board members of 12 investment companies in the Franklin Templeton fund complex. As of January 1, 2018, each Independent Trustee is paid a $245,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a $10,000 annual retainer fee, together with a $3,000 fee per Audit Committee meeting attended, a portion of which is allocated to the Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional $15,000, for a total retainer fee of $25,000 per year, a portion of which is allocated to the Fund.

During the fiscal year ended December 31, 2020, there were five meetings of the Board, six meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No Trustees attended the Fund’s last annual meeting held on May 28, 2020.

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Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds within Franklin Templeton. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of multiple funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton Fund Complex(2)	Number of Boards within Franklin Templeton Fund Complex on which Trustee Serves(3)
Harris J. Ashton...	$16,521	$640,000	36
Ann Torre Bates(4).......................................................................................................................................................................................................	$16,876	$682,563	15
Mary C. Choksi...	$16,410	$680,000	36
Edith E. Holiday...	$17,241	$770,000	36
J. Michael Luttig...	$16,876	$708,000	36
David W. Niemiec......................................................................................................................................................................................................	$17,125	$621,437	15
Larry D. Thompson....................................................................................................................................................................................................	$16,410	$680,000	36
Constantine D. Tseretopoulos...................................................................................................................................................................................	$16,876	$307,100	12
Robert E. Wade(4)...	$16,410	$577,000	15

(1)        Compensation received for the fiscal year ended December 31, 2020.

(2)        Compensation received for the 12 months ended December 31, 2020.

(3)        We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton currently includes 41 U.S. registered investment companies, with approximately 186 U.S. based funds or series.

(4)        Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds within Franklin Templeton, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member annually invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

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Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996

Please refer to the table “Interested Trustees serving until 2022 Annual Meeting of Shareholders” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Michael J. Hasenstab (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President—AML Compliance	Since 2016

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.
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PROPOSAL 2:    RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, J. Michael Luttig and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2020, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2021. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2021, was recommended by the Audit Committee and approved by the Board on February 23, 2021. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

◆ AUDITOR INFORMATION

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Audit Fees.    The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[    ] for the fiscal year ended December 31, 2020, and $[    ] for the fiscal year ended December 31, 2019.

Audit-Related Fees.    There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended December 31, 2020, and December 31, 2019.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2020, and December 31, 2019, there were no fees paid to PwC for such services.

Tax Fees.    There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2020, and December 31, 2019.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $[    ] for the fiscal year ended December 31, 2020, and $[    ] for the fiscal year ended December 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim, and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

All Other Fees.    The aggregate fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above, were $[    ] for the fiscal year ended December 31, 2020, and $[    ] for the fiscal year ended December 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $[    ] for the fiscal year ended December 31, 2020, and $[    ] for the fiscal year ended December 31, 2019. The services for which these fees were paid included valuation services related to a Fair Value engagement, issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, and assets under management certification.

Aggregate Non-Audit Fees.    The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $[    ] for the fiscal year ended December 31, 2020, and $[    ] for the fiscal year ended December 31, 2019.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures.    As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter.    The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report.    The Audit Committee received the written disclosures and the letter(s) from PwC required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

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Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2020, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)

Ann Torre Bates

J. Michael Luttig

Constantine D. Tseretopoulos

PROPOSAL 3: A SHAREHOLDER PROPOSAL

Saba has informed the Fund that it intends to present the Shareholder Proposal at the Meeting. The Shareholder Proposal, exactly as received by the Fund, is set forth below, followed by the Board's explanation of its reasons for opposing the Shareholder Proposal. The Board unanimously recommends that you vote AGAINST the Shareholder Proposal.

Proposal:

Consistent with rights granted by Article VIII Section 1 of the By-Laws of the Fund, the By-Laws should be amended to add the following provision as Section 11 to Article VII:

“Section 11. Share Discount. If, following the initial public offering of the Trust’s Shares, the Trust’s Shares are trading, on the principal securities exchange where listed, at a discount to the Shares’ net asset value (“NAV”), the Board of Trustees may consider taking various actions designed to eliminate the discount, including periodic repurchases, tenders for shares or converting the Trust to an open-end investment company. If in any calendar year, starting with the calendar year ended December 31, 2020, the average daily discount to NAV at which the Shares traded was greater than 8%, the Trust will commence a tender offer to purchase 20% of its outstanding Shares, which tender offer shall commence during the fourth quarter of the following calendar year and close no later than December 31 of such calendar quarter, and the tender shall be at a price equal to 99.5% of NAV per Share on the expiration date of the tender offer, unless the Board obtains shareholder approval by the affirmative “vote of a majority of the outstanding voting securities” (as defined herein) of the Trust at the annual meeting or a special meeting of shareholders to cancel the required tender offer or determines that the tender offer would cause a violation of state or federal law.”

OPPOSITION STATEMENT OF TEMPLETON GLOBAL INCOME FUND

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3

Saba has proposed amending the Fund’s Bylaws to introduce a mandatory tender offer requirement (the “Amendment”).  The Board opposes the Amendment because (1) the Amendment could cause the Fund to repeatedly lose assets to the point where it may no longer be able to operate as a closed-end fund investment, and (2) the Amendment is unlawful under the Fund’s governing instruments and applicable Delaware law.  As discussed in Proposal 1 above, Saba is an activist shareholder that historically has sought to pressure closed-end funds into holding liquidity events (such as tender offers, open-ending or liquidating) for its own profit and that of its private hedge fund clients, even where such actions are egregiously harmful to the interests of other long-term closed-end fund shareholders.  Saba’s Amendment is designed to do exactly that.  The Board has therefore unanimously recommended that the Fund’s shareholders vote AGAINST Proposal 3.

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The Amendment would force the Fund to conduct a tender offer in the fourth quarter of a calendar year if the average daily discount to net asset value (“NAV”) at which the Fund’s shares traded during the prior calendar year was greater than 8%.  The Amendment further requires that the tender offer be for 20% of the Fund’s outstanding Shares at a price equal to 99.5% of NAV per share on the expiration date of the tender offer.  The Trust may only cancel the tender offer by obtaining shareholder approval, or if the Board determines that the tender offer would cause a violation of state or federal law.  The Amendment further requires that the Fund use last year – 2020 – as the first measurement period.

The Board believes that the successive mandatory tender offers required by the Amendment could reduce the assets available to meet the Fund’s primary objective of high income, to the point where the Fund could no longer effectively operate as a closed-end fund, or at all, and would be forced to liquidate.  For example, all other things being equal, if the Fund were required by the Amendment to undertake four consecutive tender offers in a row, its assets could decrease by as much as 59%.  As the Fund progressively loses its ability to generate high income, it may become less attractive to existing and potential new investors, reducing the Fund’s trading liquidity in the market and making the Fund’s discount more difficult to manage.  In addition, the Fund expenses borne by the remaining shareholders would likely rise, both because of an increasing Fund expense ratio borne by a diminished asset base, and due to the loss of the Fund’s economies of scale and purchasing power.  These costs would be further exacerbated by the expense of conducting mandatory tender offers, as well as proxy solicitation costs in any year that the Fund would seek approval from shareholders to not hold a tender offer. The Amendment thus has the potential to become a self-fulfilling slow liquidation of your Fund.

Lost investment opportunities caused by the Fund’s smaller asset base could adversely affect the Fund’s performance.  The Amendment would require the Fund to conduct tender offers almost a whole year after the measurement period, by which time the Fund’s market share discount to NAV might have been significantly reduced, making the mandatory tender offer unnecessary and wasteful.  Because the Fund would be required to sell its assets in order to pay for shareholder tenders, shareholders would likely experience higher capital gains taxes.  The Amendment may also increase market price volatility by enticing arbitrageurs to invest in the Fund during its mandatory tender offers solely for purposes of realizing a quick short-term profit.  Indeed, it would be difficult to conceive of a proposal more damaging and contrary to the interests of the Fund’s long-term shareholders than that contemplated by Saba’s Amendment.  The Board therefore believes that the Amendment only benefits short-term opportunist investors like Saba, at the expense of the Fund’s other shareholders.

In addition, Saba’s Amendment is unlawful under the terms of the Fund’s governing instruments and applicable Delaware law.  The Fund’s Bylaws are limited to provisions relating to the Fund’s corporate governance and provisions that are consistent with the Fund’s Declaration of Trust (“Declaration”).  Saba’s Amendment is neither – it has nothing to do with the corporate governance of the Fund and it is contrary to the requirements of the Declaration, which gives the Board the sole and exclusive power to authorize the timing and terms of tender offers.  In addition, Delaware law recognizes that important decisions like whether, and on what terms, to conduct a tender offer are better left to the Board because it has a fiduciary duty to act in the best interests of all shareholders.  Saba, by contrast, has no fiduciary duty to shareholders and may act in its own selfish interests, regardless of the harm to its fellow shareholders.  Saba does not have the right to amend the Fund’s Bylaws in order to strip the Board of its fiduciary duty to protect the Fund’s shareholders from hit-and-run profiteers like Saba.

The Board regularly considers whether to take measure to address the Fund’s market price discount to NAV, including whether to conduct tender offers. In fact, as of the February 5, 2021 record date, the Fund’s discount was -7.30%. The Board is well positioned to weigh the costs of conducting a tender offer, including the diminution of Fund assets and adverse tax consequences, against the potential benefit of reducing the Fund’s discount, which would likely only be temporary.  In making these assessments, the Board is subject to fiduciary duties to act in what it reasonably believes to be the interests of all shareholders, rather than just the interest of activist shareholders like Saba, who take their profits and abandon remaining shareholders to suffer the harm that its actions has caused.

For the foregoing reasons, the Board believes that the Amendment proposed by the activist hedge fund is not in any way beneficial to the Fund’s long-term shareholders, and therefore unanimously recommends that shareholders vote AGAINST Proposal 3.

The full text of the Amendment to Section 11 of Article VII of the Bylaws is as follows:

Section 11. Share Discount. If, following the initial public offering of the Trust’s Shares, the Trust’s Shares are trading, on the principal securities exchange where listed, at a discount to the Shares’ net asset value (“NAV”), the Board of Trustees may consider taking various actions designed to eliminate the discount, including periodic repurchases, tenders for shares or converting the Trust to an open-end investment company. If in any calendar year, starting with the calendar year ended December 31, 2020, the average daily discount to NAV at which the Shares traded was greater than 8%, the Trust will commence a tender offer to purchase 20% of its outstanding Shares, which tender offer shall commence during the fourth quarter of the following calendar year and close no later than December 31 of such calendar quarter, and the tender shall be at a price equal to 99.5% of NAV per Share on the expiration date of the tender offer, unless the Board obtains shareholder approval by the affirmative “vote of a majority of the outstanding voting securities” (as defined herein) of the Trust at the annual meeting or a special meeting of shareholders to cancel the required tender offer or determines that the tender offer would cause a violation of state or federal law.

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◆ ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

Board Role in Risk Oversight.    The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of investments fair valued by management appraisal in the Fund’s portfolio, the reasons for such fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of investments that require special valuation considerations such as illiquid or certain fair valued investments. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure.    Seventy-five percent or more of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

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◆ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager.    The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator.    The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Transfer Agent.    The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian.    The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information.    The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2020, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.    As of February 5, 2021, the Fund had 134,144,158 shares outstanding and total net assets of $808,955,237.30. The Fund’s shares are listed on the NYSE (NYSE: GIM). To the knowledge of the Fund’s management, as of February 5, 2021, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
Saba Capital Management, L.P...............................................................................................	24,565,016*	18.31%
405 Lexington Avenue 58th Floor New York, NY 10174

*         The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13D filed with the SEC on January 14, 2021.

First Trust Portfolios LP.............................................................................................................	9,392,159**	7.00%
120 East Liberty Drive Suite 400 Wheaton, IL 60187

**      The nature of beneficial ownership is shared voting and dispositive power as reported on Form 13G, filed with the SEC on January 19, 2021.

In addition, to the knowledge of the Fund’s management, as of February 5, 2021, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Trustees.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

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Solicitation of Proxies.     Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has contracted with AST Fund Solutions (“AST”) to assist with solicitation of proxies. The Fund anticipates that the cost of retaining AST will be up to approximately $[   ], plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below).  AST anticipates that approximately [   ] of its employees or other persons will be involved in soliciting shareholders of the Fund.

In addition to solicitation services to be provided by AST, proxies may be solicited by the Fund and its Trustees and executive officers, and/or regular employees and officers of the Fund's Investment Manager, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $[     ].  To date, approximately $[    ] has been spent on the solicitation.  These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Trustees in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Participants. Because Saba has filed a proxy statement in support of its nominees and, thus, has commenced a proxy contest, the SEC requires the Fund to provide shareholders with certain additional information relating to "participants" as defined in the SEC's proxy rules. Pursuant to those rules, the Fund's Trustees and executive officers are "participants."  For information about the Fund's Trustees and executive officers, please refer to Proposal 1 of this Proxy Statement.  Certain regular employees and officers of the Fund's Investment Manager, administrator, or any of their affiliates may become "participants" if any such persons solicit proxies.  The address of the participants is the address of the Fund's principal executive offices. [Except as otherwise disclosed in this Proxy Statement, none of the participants has a substantial interest in this solicitation, and none of the participants listed herein have purchased or sold or otherwise acquired or disposed of any shares of the Fund in the last two years.  Information with respect to the participants' beneficial ownership of shares of the Fund is as of February 5, 2021.]

Voting by Broker-Dealers.    Because the Fund anticipates that the election of Trustees and the Shareholder Proposal will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by NYSE rules to vote on the election of Trustees or the Shareholder Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. However, Proposal 2, the ratification of the auditor, is a routine proposal for which broker-dealer firms may vote on behalf of their customers. Accordingly, the Fund expects to receive "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).

Quorum.     A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.     Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on Proposal 1 at the Meeting. This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

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Provided that a quorum has been established, Proposal 3, the Shareholder Proposal, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast for Proposals 1 and 3. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 3.

Adjournment.    The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other Proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including Proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2020 annual meeting.

Shareholder Proposals.    The Fund anticipates that its 2022 Annual Meeting of Shareholders will be held on or about May 26, 2022. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2022 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than November 29, 2021 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by November 29, 2021, as described above, may nonetheless present a proposal at the Fund’s 2022 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than December 27, 2021 and not later than January 26, 2022. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2022 Annual Meeting of Shareholders, the persons designated as proxies for the 2022 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by February 12, 2022. A shareholder proposal may be presented at the 2022 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

1.        A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

2.        A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.        A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

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Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

March [  ], 2021

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.        The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.       Board Nominations and Functions.

1.        The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.        The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.        The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.        The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.     Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.     Other Powers and Responsibilities.

1.        The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.        A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.        The Committee shall review this Charter at least annually and recommend any changes to the full Board.

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ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

EXHIBIT B

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I. The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II. Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls.

1          This document serves as the Charter for the Committee of each U.S. registered investment company (a “Fund”) within Franklin Templeton, and each series thereof as applicable, including certain Exchange-listed Funds included on Appendix A hereto.

2          Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d) To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

(e) To act as a liaison between the Fund’s auditors and the Board;

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(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III. Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)       pre-approval of all audit and audit related services;

(ii)      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)     pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)     if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A)     establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B)     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

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(f) To receive and consider reports from the auditors:

(i)       as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii)      annually and by update as required by SEC Regulation S-X, regarding:

(A)     all critical accounting policies and practices of the Fund to be used;

(B)     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C)     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D)     all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii)     at least annually regarding the auditors’ internal quality-control procedures; and

(iv)     at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(h) In considering the independence of the auditors:

(i)       at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii)      to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii)     to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv)     to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(j) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(k) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(l) To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

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(m) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i)       to review and discuss the audited financial statements of the Fund with management;

(ii)      to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

(iii)     to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv)     based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n) To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(o) To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(p) To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(q) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(r) To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(s) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)       determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)      if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)     at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)     acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)      otherwise respond to evidence of a material violation.

IV.     Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

B	7

(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

B	7

Appendix A

Amended as of October 1, 2020

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Liberty Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Federal Tax-Free Bond ETF

Franklin Liberty Systematic Premia ETF

Franklin Liberty Ultra Short Bond ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

Franklin LibertyQ International Equity Hedged ETF

Funds listed on Cboe BZX Exchange, Inc.

B	7

Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Senior Loan ETF

Franklin LibertyQ U.S. Equity ETF

Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin LibertyQ U.S. Small Cap Equity ETF

TLGIM PROXY 03/21

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. By **PHONE** with a live operator when you call (888) 564-8149 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time
3. By **Interactive Voice Response** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

CONTROL NUMBER 123456789101

TEMPLETON GLOBAL INCOME FUND

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2021

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Global Income Fund (the "Fund") and appoints CHRISTINE A. DEPREE, BRIAN H. LAWRENCE and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on May 7, 2021, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This proxy is solicited by the Board of Trustees on behalf of the Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(888) 564-8149**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The proxy statement for this Meeting is available on the Internet at:
https://vote.proxyonline.com/franklin/docs/gim2021.pdf

TEMPLETON GLOBAL INCOME FUND **PROXY CARD**

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign, absent written notice to the contrary from either owner. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "ON" THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING ☐

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING:

	FOR ALL	WITHOLD ALL	FOR ALL, EXCEPT
1. Election of Trustees:			
(a) Harris J. Ashton (b) Ann Torre Bates (c) David W. Niemiec (d) Robert E. Wade	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE FOLLOWING:

	FOR	AGAINST	ABSTAIN
3. If properly presented, a shareholder proposal to amend the Bylaws regarding mandatory tender offers	○	○	○

THANK YOU FOR VOTING